Supplement dated August 28, 2008 to the Combined Variable Annuity Funds Prospectus dated April 30, 2008—MTB Managed Allocation Funds

A.	The following supplements, amends and replaces certain information on pages 32-33 under the section entitled “Who Manages the Funds?” of the Prospectus:

Effective August 31, 2008, Valerie J. Hodosi will replace Thomas R. Pierce as Co-Portfolio Manager of the Managed Allocation Funds. Ms. Hodosi joined Mark Stevenson, CFA, in managing the day-to-day operations of the MTB Managed Allocation Funds. Accordingly, as of August 31, 2008, all references to Mr. Pierce in the prospectus are hereby deleted and replaced with the following:

Valerie J. Hodosi, CFA, CIMA, is a Vice President with MTB Investment Advisors. She is a member of the Asset, Portfolio and Manager Strategies teams, responsible for asset allocation development and implementation, and third-party manager and mutual fund due diligence. Prior to joining MTBIA in January 2006, Ms. Hodosi spent four years as an Analyst in Mercantile-Safe Deposit & Trust Company’s Quantitative Solutions Group. Prior to that, Ms. Hodosi managed trust and high net worth accounts at Mercantile. Ms. Hodosi holds a Masters of Science in Finance degree from Loyola College in Maryland, and a B.A. degree in mathematics from the University of Delaware. Ms. Hodosi holds the Chartered Financial Analyst and the Certified Investment Management Analyst designations, and is a member of the CFA Institute, the CFA Society of San Francisco, and the Investment Management Consultants Association.

Supplement dated August 28, 2008 to the Combined Variable Annuity

Statement of Additional Information dated April 30, 2008—MTB Managed Allocation Funds

The following information amends and replaces certain information on page 26 under the section “Portfolio Manager Information” of the Statement of Additional Information (“SAI”):

Effective August 31, 2008, all references to Mr. Pierce found in the SAI, are hereby deleted.

The following information, which is provided as of April 30, 2008, replaces the information for Mr. Pierce on page 24 of the SAI:

Valerie J. Hodosi, CFA, CIMA

Other Accounts Managed by Valerie J. Hodosi, CFA, CIMI	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	6/$	146,931,545
Other Pooled Investment Vehicles		0
Other Accounts		0

		$146,931,545

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Conservative Growth Fund: None.

Dollar value range of shares owned in the Moderate Growth Fund: None.

Dollar value range of shares owned in the Aggressive Growth Fund: None.

Compensation Structure

Compensation is comprised of a base salary and an annual incentive bonus. The base salary is based on the job description of the position and the overall qualifications of the individual. Ms. Hodosi’s performance is formally evaluated annually and based on a variety of factors. The bonus is determined by three components: the overall performance of M&T Bank, the overall performance of MTBIA relative to the budget and Ms. Hodosi’s management and oversight of certain portfolios and strategies, including the asset allocation strategy relative to both the retail and variable annuity Managed Allocation Funds.

The performance portion of Ms. Hodosi’s incentive bonus is based on the time weighted rates of return for the portfolios and strategies she manages compared to the relative indices with the heaviest emphasis on the current year results. Prior period results are a factor to the extent that they build an argument for additional compensation based on a superior long-term track record.